UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2015

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8215 Forest Point Boulevard
Charlotte, North Carolina	28273
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

On February 10, 2015, Sealed Air Corporation (the “Company,” “we” or “our”) issued a press release announcing our financial results for the quarter and year ended December 31, 2014.  We have attached the press release as Exhibit 99.1 of this Form 8-K, which is incorporated herein by reference.

Following the issuance of this earnings release, the Company hosted an earnings call in which its financial results for the quarter and year ended December 31, 2014 were discussed. We have attached the earnings conference call supplement presentation used for the call as Exhibit 99.2 of this Form 8-K, which is incorporated herein by reference.

The information included in this item, including Exhibit 99.1 and Exhibit 99.2, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1 99.2	Press Release of Sealed Air Corporation dated February 10, 2015 Earnings Conference Call Supplement Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Norman D. Finch Jr.
	Name:	Norman D. Finch Jr.
	Title:	Vice President, General Counsel and Secretary

Dated: February 10, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1 99.2	Press Release of Sealed Air Corporation dated February 10, 2015 Earnings Conference Call Supplement Presentation